EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2013 Earnings

SAN RAFAEL, Calif., July 16, 2013 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the second quarter 2013 of $17.1 million and diluted earnings per common share ("EPS") of $0.64. Second quarter 2013 results compare to net income of $17.3 million and EPS of $0.64 for the prior quarter, and net income of $21.0 million and EPS of $0.75 for the second quarter 2012. Second quarter 2013 net income represented an annualized return on shareholders' equity of 13 percent.

"Westamerica continues to deliver relatively high levels of profitability from a high-quality balance sheet. Our credit quality has continued to improve with nonperforming assets declining 36 percent in the last twelve months, and net loan charge-offs declining to $3.9 million in the six-months ended June 30, 2013 compared to $6.9 million in the six-months ended December 31, 2012. The sustained improvement in our credit quality resulted in a reduced provision for loan losses of $1.8 million for the second quarter 2013. Our annualized net interest margin was 4.12 percent for the second quarter 2013, which reflects continued pressure from low market interest rates and aggressive loan competition," said Chairman, President and CEO David Payne. "We remain focused on controlling noninterest expenses, which declined $1.2 million in the second quarter 2013 compared to the second quarter 2012. Westamerica paid a $0.37 per common share dividend in the second quarter 2013, and retired 249 thousand common shares in the quarter using our share repurchase plan," added Payne.

Net interest income on a fully taxable equivalent basis was $42.6 million for the second quarter 2013, compared to $43.8 million for the prior quarter and $50.3 million for the second quarter 2012. The change in net interest income is due to reductions in yields on loans and investment securities, which have declined during this period of low market interest rates. The change in net interest income is also attributable to reduced loan volumes, placing greater reliance on lower-yielding investment securities. Loan volumes have declined due to problem loan workout activities, particularly with purchased loans, and reduced volumes of loan originations. In Management's opinion, current levels of competitive loan pricing do not provide adequate forward earnings potential, and competitive loan underwriting standards are loosening which increases credit risk. Management is avoiding these low-yielding higher-risk loans. To offset the decline in interest income, interest expense has been reduced by lowering rates paid on interest-bearing deposits and by reducing the volume of higher-cost funding sources. The annualized interest cost of funding the Company's loans and investment securities was 0.12 percent in the second quarter 2013 compared to 0.12 percent in the prior quarter and 0.15 percent in the second quarter 2012. The annualized net interest margin on a fully taxable equivalent basis was 4.12 percent for the second quarter 2013, compared to 4.27 percent for the prior quarter and 4.89 percent for the second quarter 2012.

The provision for loan losses was $1.8 million for the second quarter 2013, down $1.0 million from $2.8 million in both the prior quarter and second quarter 2012. Net loan losses charged against the allowance for loan losses totaled $1.2 million for the second quarter 2013, compared to $2.7 million for the prior quarter and $3.2 million for the second quarter 2012. At June 30, 2013, the allowance for loan losses totaled $30.9 million; nonperforming originated loans totaled $9.2 million; nonperforming purchased FDIC-indemnified loans totaled $16.9 million, net of purchase discounts of $1.6 million; and nonperforming purchased non-indemnified loans totaled $4.9 million, net of purchase discounts of $802 thousand.

Noninterest income for the second quarter 2013 totaled $14.3 million, compared to $14.3 million for the prior quarter and $13.5 million for the second quarter 2012. The second quarter 2012 included $1.3 million in realized securities losses.

Noninterest expense for the second quarter 2013 totaled $28.2 million, compared to $28.7 million in the prior quarter and $29.3 million for the second quarter 2012. The 2 percent decline in noninterest expenses for the second quarter 2013 compared to the first quarter 2013 was primarily due to seasonally lower payroll taxes and reduced occupancy costs. The 4 percent decline in noninterest expenses for the second quarter 2013 compared to the second quarter 2012 was primarily due to lower personnel costs, occupancy expenses, professional fees, and intangible asset amortization.

At June 30, 2013, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.6 percent, assets totaled $4.8 billion and loans outstanding totaled $1.9 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2012 filed on Form 10-K and quarterly report for the quarter ended March 31, 2013 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information July 16, 2013
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2013

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'13	Q2'12	Change	Q1'13

Net Interest and Fee Income (FTE)	$42,628	$50,333	-15.3%	$43,835
Provision for Loan Losses	1,800	2,800	-35.7%	2,800
Noninterest Income:
Loss on Sale of Securities	--	(1,287)	n/m	--
Other	14,284	14,820	-3.6%	14,278
Total Noninterest Income	14,284	13,533	5.5%	14,278
Noninterest Expense	28,192	29,349	-3.9%	28,677
Income Before Taxes (FTE)	26,920	31,717	-15.1%	26,636
Income Tax Provision (FTE)	9,808	10,753	-8.8%	9,365
Net Income	$17,112	$20,964	-18.4%	$17,271

Average Common Shares Outstanding	26,890	27,744	-3.1%	27,145
Diluted Average Common Shares	26,898	27,790	-3.2%	27,157

Operating Ratios:
Basic Earnings Per Common Share	$0.64	$0.76	-15.8%	$0.64
Diluted Earnings Per Common Share	0.64	0.75	-14.7%	0.64
Return On Assets (a)	1.42%	1.69%		1.43%
Return On Common Equity (a)	12.7%	15.6%		12.9%
Net Interest Margin (FTE) (a)	4.12%	4.89%		4.27%
Efficiency Ratio (FTE)	49.5%	46.0%		49.3%

Dividends Paid Per Common Share	$0.37	$0.37	0.0%	$0.37
Common Dividend Payout Ratio	58%	49%		58%

			%
	6/30'13YTD	6/30'12YTD	Change

Net Interest and Fee Income (FTE)	$86,463	$102,032	-15.3%
Provision for Loan Losses	4,600	5,600	-17.9%
Noninterest Income:
Loss on Sale of Securities	--	(1,287)	n/m
Other	28,562	29,489	-3.1%
Total Noninterest Income	28,562	28,202	1.3%
Noninterest Expense	56,869	59,383	-4.2%
Income Before Taxes (FTE)	53,556	65,251	-17.9%
Income Tax Provision (FTE)	19,173	23,282	-17.6%
Net Income	$34,383	$41,969	-18.1%

Average Common Shares Outstanding	27,017	27,897	-3.2%
Diluted Average Common Shares	27,027	27,951	-3.3%

Operating Ratios:
Basic Earnings Per Common Share	$1.27	$1.50	-15.3%
Diluted Earnings Per Common Share	1.27	1.50	-15.3%
Return On Assets (a)	1.42%	1.69%
Return On Common Equity (a)	12.8%	15.5%
Net Interest Margin (FTE) (a)	4.19%	5.00%
Efficiency Ratio (FTE)	49.4%	45.6%

Dividends Paid Per Common Share	$0.74	$0.74	0.0%
Common Dividend Payout Ratio	58%	49%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'13	Q2'12	Change	Q1'13

Interest and Fee Income (FTE)	$43,847	$51,805	-15.4%	$45,087
Interest Expense	1,219	1,472	-17.2%	1,252
Net Interest and Fee Income (FTE)	$42,628	$50,333	-15.3%	$43,835

Average Earning Assets	$4,147,096	$4,127,699	0.5%	$4,135,863
Average Interest--
Bearing Liabilities	2,613,978	2,792,905	-6.4%	2,664,391

Yield on Earning Assets (FTE) (a)	4.24%	5.04%		4.39%
Cost of Funds (a)	0.12%	0.15%		0.12%
Net Interest Margin (FTE) (a)	4.12%	4.89%		4.27%
Interest Expense/
Interest-Bearing Liabilities (a)	0.19%	0.21%		0.19%
Net Interest Spread (FTE) (a)	4.05%	4.83%		4.20%

			%
	6/30'13YTD	6/30'12YTD	Change

Interest and Fee Income (FTE)	$88,934	$105,063	-15.4%
Interest Expense	2,471	3,031	-18.5%
Net Interest and Fee Income (FTE)	$86,463	$102,032	-15.3%

Average Earning Assets	$4,141,510	$4,093,985	1.2%
Average Interest--
Bearing Liabilities	2,639,046	2,818,259	-6.4%

Yield on Earning Assets (FTE) (a)	4.31%	5.15%
Cost of Funds (a)	0.12%	0.15%
Net Interest Margin (FTE) (a)	4.19%	5.00%
Interest Expense/
Interest-Bearing Liabilities (a)	0.19%	0.22%
Net Interest Spread (FTE) (a)	4.12%	4.93%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'13	Q2'12	Change	Q1'13

Total Assets	$4,840,319	$4,974,619	-2.7%	$4,908,483
Total Earning Assets	4,147,096	4,127,699	0.5%	4,135,863
Total Loans	1,994,361	2,375,669	-16.1%	2,077,989
Commercial Loans	382,632	492,703	-22.3%	404,892
Commercial RE Loans	881,108	1,046,878	-15.8%	904,841
Consumer Loans	730,621	836,088	-12.6%	768,256
Total Investment Securities	2,152,735	1,752,030	22.9%	2,057,874
Available For Sale (Market)	1,001,151	670,701	49.3%	902,633
Held To Maturity	1,151,584	1,081,329	6.5%	1,155,241
Unrealized (Loss) Gain	(9,669)	26,167	n/m	23,283

Loans/Deposits	48.3%	56.2%		49.5%

			%
	6/30'13YTD	6/30'12YTD	Change

Total Assets	$4,874,212	$5,002,777	-2.6%
Total Earning Assets	4,141,510	4,093,985	1.2%
Total Loans	2,035,944	2,421,754	-15.9%
Commercial Loans	393,701	507,896	-22.5%
Commercial RE Loans	892,908	1,068,951	-16.5%
Consumer Loans	749,335	844,907	-11.3%
Total Investment Securities	2,105,566	1,672,231	25.9%
Available For Sale (Market)	952,164	653,967	45.6%
Held To Maturity	1,153,402	1,018,264	13.3%
Unrealized (Loss) Gain	(9,669)	26,167	n/m

Loans/Deposits	48.9%	57.1%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'13	Q2'12	Change	Q1'13

Total Deposits	$4,132,509	$4,227,752	-2.3%	$4,199,229
Noninterest Demand	1,630,326	1,579,359	3.2%	1,643,348
Interest Bearing Transaction	753,148	750,322	0.4%	766,810
Savings	1,148,193	1,126,412	1.9%	1,158,454
Time greater than $100K	369,275	501,110	-26.3%	390,518
Time less than $100K	231,567	270,549	-14.4%	240,099
Total Short-Term Borrowings	61,076	93,568	-34.7%	57,733
Federal Home Loan Bank Advances	25,719	25,944	-0.9%	25,777
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	15,000	15,000	0.0%	15,000
Shareholders' Equity	538,529	542,192	-0.7%	541,874

Demand Deposits/
Total Deposits	39.5%	37.4%		39.1%
Transaction & Savings
Deposits / Total Deposits	85.5%	81.7%		85.0%

			%
	6/30'13YTD	6/30'12YTD	Change

Total Deposits	$4,165,685	$4,240,758	-1.8%
Noninterest Demand	1,636,801	1,577,708	3.7%
Interest Bearing Transaction	759,941	750,803	1.2%
Savings	1,153,295	1,129,837	2.1%
Time greater than $100K	379,838	506,768	-25.0%
Time less than $100K	235,810	275,642	-14.5%
Total Short-Term Borrowings	59,414	104,237	-43.0%
Federal Home Loan Bank Advances	25,748	25,972	-0.9%
Term Repurchase Agreement	10,000	10,000	0.0%
Debt Financing	15,000	15,000	0.0%
Shareholders' Equity	540,192	544,434	-0.8%

Demand Deposits/
Total Deposits	39.3%	37.2%
Transaction & Savings
Deposits / Total Deposits	85.2%	81.6%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'13
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,147,096	$43,847	4.24%
Total Loans (FTE)	1,994,361	26,745	5.38%
Commercial Loans (FTE)	382,632	5,794	6.07%
Commercial RE Loans	881,108	13,725	6.25%
Consumer Loans	730,621	7,226	3.97%
Total Investments (FTE)	2,152,735	17,102	3.18%

Interest Expense Paid
Total Earning Assets	4,147,096	1,219	0.12%
Total Interest-Bearing Liabilities	2,613,978	1,219	0.19%
Total Interest-Bearing Deposits	2,502,183	847	0.14%
Interest-Bearing Transaction	753,148	64	0.03%
Savings	1,148,193	228	0.08%
Time less than $100K	231,567	272	0.47%
Time greater than $100K	369,275	283	0.31%
Total Short-Term Borrowings	61,076	26	0.17%
Federal Home Loan Bank Advances	25,719	120	1.87%
Term Repurchase Agreement	10,000	25	0.99%
Debt Financing	15,000	201	5.35%

Net Interest Income and
Margin (FTE)		$42,628	4.12%

	Q2'12
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,127,699	$51,805	5.04%
Total Loans (FTE)	2,375,669	34,472	5.84%
Commercial Loans (FTE)	492,703	7,875	6.43%
Commercial RE Loans	1,046,878	17,531	6.74%
Consumer Loans	836,088	9,066	4.36%
Total Investments (FTE)	1,752,030	17,333	3.95%

Interest Expense Paid
Total Earning Assets	4,127,699	1,472	0.15%
Total Interest-Bearing Liabilities	2,792,905	1,472	0.21%
Total Interest-Bearing Deposits	2,648,393	1,107	0.17%
Interest-Bearing Transaction	750,322	78	0.04%
Savings	1,126,412	230	0.08%
Time less than $100K	270,549	385	0.57%
Time greater than $100K	501,110	414	0.33%
Total Short-Term Borrowings	93,568	21	0.09%
Federal Home Loan Bank Advances	25,944	119	1.86%
Term Repurchase Agreement	10,000	24	0.97%
Debt Financing	15,000	201	5.35%

Net Interest Income and
Margin (FTE)		$50,333	4.89%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'13	Q2'12	Change	Q1'13

Service Charges on Deposits	$6,452	$7,027	-8.2%	$6,542
Merchant Processing Services	2,413	2,529	-4.6%	2,409
Debit Card Fees	1,478	1,345	9.9%	1,358
ATM Processing Fees	721	932	-22.6%	705
Trust Fees	585	497	17.6%	568
Financial Services Commissions	284	194	46.5%	180
Loss on Sale of Securities	--	(1,287)	n/m	--
Other Income	2,351	2,296	2.4%	2,516
Total Noninterest Income	$14,284	$13,533	5.5%	$14,278

Total Revenue (FTE)	$56,912	$63,866	-10.9%	$58,113
Noninterest Income/Revenue (FTE)	25.1%	21.2%		24.6%
Service Charges/Avg. Deposits (a)	0.63%	0.67%		0.63%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.49	$9.26	-8.3%	$8.68

			%
	6/30'13YTD	6/30'12YTD	Change

Service Charges on Deposits	$12,994	$14,122	-8.0%
Merchant Processing Services	4,822	4,922	-2.0%
Debit Card Fees	2,836	2,508	13.1%
ATM Processing Fees	1,426	1,865	-23.5%
Trust Fees	1,153	986	16.9%
Financial Services Commissions	464	365	27.0%
Loss on Sale of Securities	--	(1,287)	n/m
Other Income	4,867	4,721	3.1%
Total Noninterest Income	$28,562	$28,202	1.3%

Total Revenue (FTE)	$115,025	$130,234	-11.7%
Noninterest Income/Revenue (FTE)	24.8%	21.7%
Service Charges/Avg. Deposits (a)	0.63%	0.67%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.59	$9.39	-8.5%
7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'13	Q2'12	Change	Q1'13

Salaries & Benefits	$14,064	$14,494	-3.0%	$14,403
Occupancy	3,638	3,775	-3.6%	3,886
Outsourced Data Processing	2,140	2,078	3.0%	2,157
Amortization of
Identifiable Intangibles	1,165	1,339	-12.9%	1,219
Professional Fees	745	902	-17.5%	635
Equipment	1,021	1,041	-2.0%	880
Other Real Estate Owned	278	3	n/m	334
Courier Service	737	793	-7.1%	741
Loan Expense	414	390	6.2%	417
Telephone	462	418	10.7%	448
Postage	293	344	-15.0%	300
Operational Losses	86	149	-42.5%	128
Stationery & Supplies	235	247	-4.8%	281
Other Operating	2,914	3,376	-13.7%	2,848
Total Noninterest Expense	$28,192	$29,349	-3.9%	$28,677

Noninterest Expense/
Avg. Earning Assets (a)	2.73%	2.86%		2.81%
Noninterest Expense/Revenues (FTE)	49.5%	46.0%		49.3%

			%
	6/30'13YTD	6/30'12YTD	Change

Salaries & Benefits	$28,467	$29,540	-3.6%
Occupancy	7,524	7,709	-2.4%
Outsourced Data Processing	4,297	4,161	3.3%
Amortization of
Identifiable Intangibles	2,384	2,741	-13.0%
Professional Fees	1,380	1,669	-17.3%
Equipment	1,901	1,892	0.4%
Other Real Estate Owned	612	233	162.8%
Courier Service	1,478	1,578	-6.3%
Loan Expense	831	1,017	-18.3%
Telephone	910	794	14.6%
Postage	593	716	-17.2%
Operational Losses	214	322	-33.8%
Stationery & Supplies	516	490	5.3%
Other Operating	5,762	6,521	-11.6%
Total Noninterest Expense	$56,869	$59,383	-4.2%

Noninterest Expense/
Avg. Earning Assets (a)	2.77%	2.92%
Noninterest Expense/Revenues (FTE)	49.4%	45.6%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q2'13	Q2'12	Change	Q1'13

Average Total Loans	$1,994,361	$2,375,669	-16.1%	$2,077,989
Avg. Total Purchased
Covered Loans (1)	341,896	478,965	-28.6%	363,836
Avg. Total Purchased
Non-Covered Loans (2)	66,030	107,483	-38.6%	72,752
Avg. Total Originated Loans	1,586,435	1,789,221	-11.3%	1,641,401

Allowance for Loan Loss (ALL)
Beginning of Period	$30,354	$31,883	-4.8%	$30,234
Provision for Loan Losses	1,800	2,800	-35.7%	2,800
Net ALL Losses	(1,228)	(3,160)	-61.1%	(2,680)
ALL End of Period	$30,926	$31,523	-1.9%	$30,354
ALL Recoveries/Gross ALL Losses	42%	25%		29%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.15%	0.65%		0.57%
Purchased Covered Loans (1)(a)	0.59%	0.19%		0.39%
Purchased Non-Covered Loans (2)(a)	0.71%	0.09%		--

			%
	6/30'13YTD	6/30'12YTD	Change

Average Total Loans	$2,035,944	$2,421,754	-15.9%
Avg. Total Purchased
Covered Loans (1)	352,802	495,965	-28.9%
Avg. Total Purchased
Non-Covered Loans (2)	69,373	113,493	-38.9%
Avg. Total Originated Loans	1,613,769	1,812,296	-11.0%

Allowance for Loan Loss (ALL)
Beginning of Period	$30,234	$32,597	-7.2%
Provision for Loan Losses	4,600	5,600	-17.9%
Net ALL Losses	(3,908)	(6,674)	-41.4%
ALL End of Period	$30,926	$31,523	-1.9%
ALL Recoveries/Gross ALL Losses	34%	25%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.37%	0.67%
Purchased Covered Loans (1)(a)	0.49%	0.23%
Purchased Non-Covered Loans (2)(a)	0.34%	0.04%

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/13	6/30/12	Change	3/31/13

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$7,664	$15,445	-50.4%	$7,005
Performing Nonaccrual	1,272	1,101	15.5%	1,154
Total Nonaccrual Loans	8,936	16,546	-46.0%	8,159
90+ Days Past Due Accruing Loans	241	525	-54.1%	305
Total	9,177	17,071	-46.2%	8,464
Repossessed Loan Collateral	5,414	10,551	-48.7%	7,691
Total Originated
Nonperforming Assets	14,591	27,622	-47.2%	16,155

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	14,619	8,627	69.5%	9,578
Performing Nonaccrual	2,204	1,409	56.4%	2,299
Total Nonaccrual Loans	16,823	10,036	67.6%	11,877
90+ Days Past Due Accruing Loans	74	140	-47.1%	88
Total	16,897	10,176	66.0%	11,965
Repossessed Purchased Covered
Loan Collateral (1)	10,480	14,608	-28.3%	13,713
Total Nonperforming Purchased
Covered Assets (1)	27,377	24,784	10.5%	25,678

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	1,890	12,822	-85.3%	6,052
Performing Nonaccrual	3,013	7,050	-57.3%	3,060
Total Nonaccrual Loans	4,903	19,872	-75.3%	9,112
90+ Days Past Due Accruing Loans	--	--	n/m	--
Total	4,903	19,872	-75.3%	9,112
Repossessed Purchased Non-Covered
Loan Collateral (2)	3,543	7,034	-49.6%	1,980
Total Nonperforming Purchased
Non-Covered Assets (2)	8,446	26,906	-68.6%	11,092

Total Nonperforming Assets	$50,414	$79,312	-36.4%	$52,925

Total Originated Loans Outstanding	$1,553,303	$1,751,578	-11.3%	$1,613,396
Total Purchased Covered
Loans Outstanding (1)	324,976	463,251	-29.8%	353,034
Total Purchased Non-Covered
Loans Outstanding (2)	61,062	102,390	-40.4%	70,504
Total Loans Outstanding	$1,939,341	$2,317,219	-16.3%	$2,036,934

Total Assets	$4,813,908	$4,953,130	-2.8%	$4,887,844

Originated Loans:
Allowance for Loan Losses	$30,926	$31,523	-1.9%	$30,354
Allowance/Originated Loans	1.99%	1.80%		1.88%
Nonperforming Originated Loans/
Total Originated Loans	0.59%	0.97%		0.52%
Allowance/Originated
Nonperforming Loans	337%	185%		359%

Purchased Covered Loans (1):
Fair Value Discount on Purchased Covered Loans	$18,514	$30,366		$22,660
Discount/Purchased Covered
Loans, gross	5.39%	6.15%		6.03%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	5.20%	2.20%		3.39%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$3,609	$8,028		$4,586
Discount/Purchased Non-Covered	5.58%	7.27%		6.11%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	8.03%	19.41%		12.92%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/13	6/30/12	Change	3/31/13

Shareholders' Equity	$544,622	$557,926	-2.4%	$558,980
Tier I Regulatory Capital	405,851	407,571	-0.4%	408,643
Total Regulatory Capital	443,052	443,650	-0.1%	444,401

Total Assets	4,813,908	4,953,130	-2.8%	4,887,844
Risk-Adjusted Assets	2,772,900	2,818,628	-1.6%	2,778,938

Shareholders' Equity/
Total Assets	11.31%	11.26%		11.44%
Shareholders' Equity/
Total Loans	28.08%	24.08%		27.44%
Tier I Capital/Total Assets	8.43%	8.23%		8.36%
Tier I Capital/
Risk-Adjusted Assets	14.64%	14.46%		14.71%
Total Regulatory Capital/
Risk-Adjusted Assets	15.98%	15.74%		15.99%
Tangible Common Equity Ratio	8.61%	8.54%		8.75%
Common Shares Outstanding	26,769	27,621	-3.1%	27,018
Common Equity Per Share	$20.34	$20.20	0.7%	$20.69
Market Value Per Common Share	$45.69	$47.19	-3.2%	$45.33

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'13	Q2'12	Change	Q1'13

Total Shares Repurchased	270	317	-14.9%	347
Average Repurchase Price	$44.29	$45.45	-2.6%	$44.47
Net Shares Repurchased	249	296	-16.2%	195

			%
	6/30'13YTD	6/30'12YTD	Change

Total Shares Repurchased	617	566	9.0%
Average Repurchase Price	$44.39	$46.07	-3.6%
Net Shares Repurchased	444	529	-16.1%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/13	6/30/12	Change	3/31/13
Assets:
Cash and Due from Banks	$384,276	$320,925	19.7%	$355,459

Investment Securities:
Available For Sale	1,004,888	708,717	41.8%	972,176
Held to Maturity	1,134,615	1,206,646	-6.0%	1,162,358

Purchased Covered Loans (1)	324,976	463,251	-29.8%	353,034
Purchased Non-Covered Loans (2)	61,062	102,390	-40.4%	70,504
Originated Loans	1,553,303	1,751,578	-11.3%	1,613,396
Allowance For Loan Losses	(30,926)	(31,523)	-1.9%	(30,354)
Total Loans, net	1,908,415	2,285,696	-16.5%	2,006,580

Non-Covered Other Real Estate
Owned	8,957	17,585	-49.1%	9,671
Covered Other Real Estate
Owned (1)	10,480	14,608	-28.3%	13,713
Premises and Equipment, net	38,267	37,867	1.1%	38,519
Identifiable Intangibles, net	20,877	25,888	-19.4%	22,042
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	181,460	213,525	-15.0%	185,653

Total Assets	$4,813,908	$4,953,130	-2.8%	$4,887,844

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,644,151	$1,573,188	4.5%	$1,621,887
Interest-Bearing Transaction	725,852	742,633	-2.3%	771,268
Savings	1,139,110	1,136,876	0.2%	1,160,976
Time	592,281	755,802	-21.6%	607,819
Total Deposits	4,101,394	4,208,499	-2.5%	4,161,950

Short-Term Borrowed Funds	66,640	81,582	-18.3%	61,854
Federal Home Loan Bank Advances	25,687	25,911	-0.9%	25,743
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	15,000	15,000	0.0%	15,000
Other Liabilities	50,565	54,212	-6.7%	54,317
Total Liabilities	4,269,286	4,395,204	-2.9%	4,328,864

Shareholders' Equity:
Common Equity:
Paid-In Capital	374,209	375,732	-0.4%	376,680
Accumulated Other
Comprehensive Income	4,524	13,030	-65.3%	15,372
Retained Earnings	165,889	169,164	-1.9%	166,928
Total Shareholders' Equity	544,622	557,926	-2.4%	558,980

Total Liabilities and
Shareholders' Equity	$4,813,908	$4,953,130	-2.8%	$4,887,844

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'13	Q2'12	Change	Q1'13
Interest & Fee Income:
Loans	$26,180	$33,745	-22.4%	$27,399
Investment Securities:
Available for Sale	5,532	4,938	12.0%	5,336
Held to Maturity	7,557	8,218	-8.0%	7,730
Total Interest & Fee Income	39,269	46,901	-16.3%	40,465

Interest Expense:
Transaction Deposits	64	78	-17.9%	66
Savings Deposits	228	230	-0.6%	230
Time Deposits	555	799	-30.6%	603
Short-Term Borrowed Funds	26	21	24.9%	11
Federal Home Loan Bank Advances	120	119	0.5%	118
Term Repurchase Agreement	25	24	2.4%	24
Debt Financing	201	201	-0.1%	200
Total Interest Expense	1,219	1,472	-17.2%	1,252

Net Interest Income	38,050	45,429	-16.2%	39,213

Provision for Loan Losses	1,800	2,800	-35.7%	2,800

Noninterest Income:
Service Charges	6,452	7,027	-8.2%	6,542
Merchant Processing Services	2,413	2,529	-4.6%	2,409
Debit Card Fees	1,478	1,345	9.9%	1,358
ATM Processing Fees	721	932	-22.6%	705
Trust Fees	585	497	17.6%	568
Financial Services Commissions	284	194	46.5%	180
Loss on Sale of Securities	--	(1,287)	n/m	--
Other	2,351	2,296	2.4%	2,516
Total Noninterest Income	14,284	13,533	5.5%	14,278

Noninterest Expense:
Salaries and Benefits	14,064	14,494	-3.0%	14,403
Occupancy	3,638	3,775	-3.6%	3,886
Outsourced Data Processing	2,140	2,078	3.0%	2,157
Amortization of Identifiable Intangibles	1,165	1,339	-12.9%	1,219
Professional Fees	745	902	-17.5%	635
Equipment	1,021	1,041	-2.0%	880
Other Real Estate Owned	278	3	n/m	334
Courier Service	737	793	-7.1%	741
Other	4,404	4,924	-10.6%	4,422
Total Noninterest Expense	28,192	29,349	-3.9%	28,677

Income Before Income Taxes	22,342	26,813	-16.7%	22,014
Income Tax Provision	5,230	5,849	-10.6%	4,743
Net Income	$17,112	$20,964	-18.4%	$17,271

Average Common Shares Outstanding	26,890	27,744	-3.1%	27,145
Diluted Common Shares Outstanding	26,898	27,790	-3.2%	27,157

Per Common Share Data:
Basic Earnings	$0.64	$0.76	-15.8%	$0.64
Diluted Earnings	0.64	0.75	-14.7%	0.64
Dividends Paid	0.37	0.37	0.0%	0.37
			%
	6/30'13YTD	6/30'12YTD	Change
Interest & Fee Income:
Loans	$53,579	$69,401	-22.8%
Investment Securities:
Available for Sale	10,868	9,726	11.7%
Held to Maturity	15,287	16,072	-4.9%
Total Interest & Fee Income	79,734	95,199	-16.2%

Interest Expense:
Transaction Deposits	130	168	-22.6%
Savings Deposits	458	466	-1.5%
Time Deposits	1,158	1,660	-30.2%
Short-Term Borrowed Funds	37	48	-22.5%
Federal Home Loan Bank Advances	238	239	-0.4%
Term Repurchase Agreement	49	49	0.0%
Debt Financing	401	401	0.0%
Total Interest Expense	2,471	3,031	-18.5%

Net Interest Income	77,263	92,168	-16.2%

Provision for Loan Losses	4,600	5,600	-17.9%

Noninterest Income:
Service Charges	12,994	14,122	-8.0%
Merchant Processing Services	4,822	4,922	-2.0%
Debit Card Fees	2,836	2,508	13.1%
ATM Processing Fees	1,426	1,865	-23.5%
Trust Fees	1,153	986	16.9%
Financial Services Commissions	464	365	27.0%
Loss on Sale of Securities	--	(1,287)	n/m
Other	4,867	4,721	3.1%
Total Noninterest Income	28,562	28,202	1.3%

Noninterest Expense:
Salaries and Benefits	28,467	29,540	-3.6%
Occupancy	7,524	7,709	-2.4%
Outsourced Data Processing	4,297	4,161	3.3%
Amortization of Identifiable Intangibles	2,384	2,741	-13.0%
Professional Fees	1,380	1,669	-17.3%
Equipment	1,901	1,892	0.4%
Other Real Estate Owned	612	233	162.8%
Courier Service	1,478	1,578	-6.3%
Other	8,826	9,860	-10.5%
Total Noninterest Expense	56,869	59,383	-4.2%

Income Before Income Taxes	44,356	55,387	-19.9%
Income Tax Provision	9,973	13,418	-25.7%
Net Income	$34,383	$41,969	-18.1%

Average Common Shares Outstanding	27,017	27,897	-3.2%
Diluted Common Shares Outstanding	27,027	27,951	-3.3%

Per Common Share Data:
Basic Earnings	$1.27	$1.50	-15.3%
Diluted Earnings	1.27	1.50	-15.3%
Dividends Paid	0.74	0.74	0.0%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840